EXHIBIT 24

POWER OF ATTORNEY for CCNE Filings

The undersigned hereby constitutes and appoints Ms. Jessica Zupich the undersigned's true and lawful attorneys-in-fact to:

(1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a)
of the Securities Exchange Act of 1934, as amended (the ?Exchange Act?), and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary
or desirable to complete the execution of any such Form 3, 4, or 5 and the timely filing of any such form
with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the
undersigned.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform
all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any
of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or
could do if personally present, with full power of substitution or revocation, hereby ratifying and
confirming all that such attorney-in-fact, or such attorney-in-fact?s substitute or substitutes, shall lawfully
do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the
request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with
Section 16 of the Exchange Act.  This Power of Attorney can only be revoked by delivering a signed,
original "Revocation of Power of Attorney" to the attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this
16th day of January, 2024.

/s/ Darryl P. Koch
Name: Darryl P. Koch
Title: EVP & CITSO